UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2024

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Spear Street, Fifth Floor,
San Francisco, California 94105
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 390-2337

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2024, Byron Deeter, an independent member of the board of directors (the “Board”) of Twilio Inc. (“we,” “us,” “our,” the “Company” and other similar terms), notified the Board of his decision to retire from, and not stand for re-election to, the Board effective as of the expiration of his current term immediately prior to the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). Mr. Deeter’s decision to retire from the Board was not due to any disagreement with the Company, the Board or management of the Company regarding any matter related to the Company’s operations, policies, practices or otherwise. The Board appreciates and thanks Mr. Deeter for his invaluable contribution to the Company through his service as a member of the Board.

Following Mr. Deeter’s retirement, the size of the Board will be reduced from ten to nine members and the size of Class II of the Board will be reduced from four to three directors.

Item 7.01 Regulation FD Disclosure.

On April 3, 2024, the Board approved, subject to and effective upon the approval of the Company’s stockholders, an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate Amendment”) to declassify the Board at the 2024 Annual Meeting.

Currently, the Board is divided into three classes and each director is elected for a three-year term. If the stockholders of the Company approve the Certificate Amendment at the 2024 Annual Meeting, effective upon the filing of the Certificate Amendment with the State of Delaware, the Board will be declassified and directors of the Company will be elected to one-year terms, beginning with the Company’s 2025 annual meeting of stockholders.

On April 3, 2024, the Company issued a press release announcing Mr. Deeter’s decision to retire from the Board and the Company’s intent to declassify the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 3, 2024

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

Date: April 4, 2024	By:	/s/ Dana R. Wagner
Dana R. Wagner
Chief Legal Officer, Chief Compliance Officer and Secretary